SUPERCOM LTD.

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (“Subscription Agreement”) made as of this 20th day of November, 2006 between SuperCom Ltd., a company organized under the laws of the State of Israel (the “Company”), and the subscribers set forth on the signature pages affixed hereto (collectively the “Subscriber”).

WHEREAS, the Company desires to issue an aggregate of $656,566.00 of units (“Units”) in a private placement (the “Offering”) on the terms and conditions set forth herein, and the Subscriber desires to acquire the number of Units set forth on the signature page hereof; and

WHEREAS, the Units are being sold at an aggregate purchase price of $656,566.00 (the "Purchase Price") and shall consist of: (i) convertible bonds (each, the "Convertible Bond" and collectively, the "Convertible Bonds") currently convertible into a total of 772,431 (the “Convertible Bond Shares”) of the Company's ordinary shares, NIS 0.01 nominal value each (the "Ordinary Shares"), in the form attached hereto as Exhibit A, and (ii) 5-year warrants (each, the “Warrant”, and collectively, the "Warrants") to purchase a total of 164,141 Ordinary Shares (the “Warrant Shares”) at a current exercise price of $0.85 per Warrant Share, in the form of Exhibit B attached hereto; and

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.	SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY AND COVENANTS OF SUBSCRIBER

1.1 Subscription for Units. Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such whole dollar amount of Units as is set forth upon the signature page hereof, at a total price of $656,566.00, and the Company agrees to sell such Units to the Subscriber for said purchase price, subject to the Company’s right, in its sole discretion, to reject this subscription, in whole or in part, at any time prior to the Closing (as defined below) with respect to this subscription. The purchase price is payable at the Closing by wire transfer of funds to the following account:

ABA# 021000089
Credit Bank: Citibank N.A.
Credit Account: 30604518
Credit Account Name: Citigroup Global Markets Inc.
For Further Credit to: Supercom Ltd.
Account 062-09431-18-447

The consummation of the sale of Units contemplated hereby and the delivery of the Convertible Bonds and the Warrants to the Subscriber (the “Closing”), shall occur on November 20, 2006, unless such date is extended by mutual agreement of the Company and the Subscriber (the “Closing Date”).

1.2 Reliance on Exemptions. The Subscriber acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the “SEC”) or any state agency because it is intended to be a nonpublic offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), and state securities laws. The Subscriber understands that the Company is relying in part upon the truth and accuracy of, and the Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Units.

1.3 Investment Purpose. The Subscriber represents that the Convertible bonds and the Warrants comprising the Units are being purchased for its own account and for its own benefit, for investment purposes only and not for distribution or resale to others in contravention of the registration requirements of the 1933 Act. The Subscriber agrees that it will not sell or otherwise transfer the Units, the Convertible Bonds, the Convertible Bond Shares, the Warrants or the Warrant Shares (collectively, the “Securities”) unless they are registered under the 1933 Act or unless an exemption from such registration is available.

1.4 Accredited Investor. The Subscriber represents and warrants that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the 1933 Act, and that it is able to bear the economic risk of any investment in the Units.

1.5 Risk of Investment. The Subscriber recognizes that the purchase of Units involves a high degree of risk in that: (a) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (b) transferability of the Securities is limited; and (c) the Company may require substantial additional funds to operate its business and there can be no assurance that any other funds will be available to the Company.

1.6 Prior Investment Experience. The Subscriber acknowledges that it has prior investment experience, including investment in non-registered securities, and that it recognizes the highly speculative nature of this investment.

1.7 Information. The Subscriber acknowledges careful review of: (a) this Subscription Agreement, (b) the Company’s Registration Statement on Form 20-F filed with the SEC on July 24th, 2006, as amended and the Company’s Registration Statement on Form F-1 filed with the SEC on September 26th, 2006, as amended (the “SEC Documents”), including the section entitled “Risk Factors” contained therein, which has been delivered to Subscriber as Exhibit C to this Agreement and which can be also accessed at http://www.sec.gov, and (c) all exhibits, schedules and appendices which are part of the Subscription Agreement (collectively, the “Offering Documents”), and hereby represents that: (i) the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which it has requested, (ii) that the Subscriber has been afforded the opportunity to ask questions of, and receive answers from, duly authorized officers of the Company concerning the terms and conditions of the Offering, and any additional information which it has requested, and (iii) that the Subscriber has agreed that the information that the Company has furnished or will furnish to the Subscriber in connection with this Agreement and the transactions contemplated hereby shall be limited and confined to public information and that in no event shall any information furnished by the Company to the Subscriber include material insider or material nonpublic information.

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1.8 No Representations. The Subscriber hereby represents that, except as expressly set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company, and in entering into this transaction the Subscriber is not relying on any information other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

1.9 Tax Consequences. The Subscriber acknowledges that the Offering may involve tax consequences and that the contents of the Offering Documents do not contain tax advice or information. The Subscriber acknowledges that it must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Units.

1.10 Transfer or Resale. Subject to Section 3.3 hereof, the Subscriber acknowledges that there is, and will be, a limited public market for the Ordinary Shares and there can be no assurance that a more active public market for the Ordinary Shares will ever develop. The Subscriber understands that Rule 144 (the “Rule”) promulgated under the 1933 Act requires, among other conditions, a one-year holding period for non-affiliates (and a longer holding period for affiliates) prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the 1933 Act. The Subscriber consents that the Company may, if it desires, permit the transfer of the Securities out of the Subscriber’s name only when the Subscriber’s request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the 1933 Act or any applicable state “blue sky” laws.

1.11 No Hedging Transactions. The Subscriber hereby agrees not to engage in any Hedging Transaction for such period as in which such hedging activity would constitute a violation or default under any applicable provision of federal, state, or local statute, rule, or regulation including, without limitation, any rule, regulation or instruction of any stock exchange or other public market on which the Company's shares are listed for trading and of any authority governing such stock exchange or public market. “Hedging Transaction” means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Company’s Ordinary Shares or any rights, warrants, options or other securities that are convertible into, or exercisable or exchangeable for, Ordinary Shares.

1.12 Legends. The Subscriber understands that the certificates representing the Shares, until such time as they have been registered under the 1933 Act, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A REASONABLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS, OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

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The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Shares upon which such legend is stamped, if (a) such Shares are being sold pursuant to a registration statement under the 1933 Act, (b) such holder delivers to the Company an opinion of counsel, in a reasonably acceptable form, to the Company that a disposition of the Shares is being made pursuant to an exemption from such registration, or (c) such holder provides the Company with reasonable assurance (to be determined in the sole discretion of the Company) that a disposition of the Shares may be made pursuant to the Rule without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

1.13 No General Solicitation. The Subscriber represents that the Subscriber was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; and (b) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

1.14 Validity; Enforcement. If the Subscriber is a corporation, partnership, trust or other entity, the Subscriber represents and warrants that: (a) it is authorized and otherwise duly qualified to purchase and hold the Units, and (b) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned. If the Subscriber is an individual, the Subscriber represents and warrants that this Subscription Agreement has been duly and validly executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.

1.15 Address. The Subscriber hereby represents that the address of the Subscriber furnished by the Subscriber at the end of this Subscription Agreement, is the undersigned’s principal residence, if the Subscriber is an individual, or its principal business address, if it is a corporation or other entity.

1.16 Foreign Subscriber. If the Subscriber is not a United States person, as that term is defined in Regulation S under the 1933 Act, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities comprising the Units or any use of this Subscription Agreement, including: (a) the legal requirements within its jurisdiction for the purchase of the Units; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities comprising the Units. Such Subscriber’s subscription and payment for, and its continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

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1.17 NASD Member. The Subscriber acknowledges that if it is a Registered Representative of a NASD member firm, the Subscriber must give such firm notice required by the NASD’s Rules of Fair Practice, receipt of which must be acknowledged by such firm on the signature page hereof.

1.18 Entity Representation. If the undersigned Subscriber is a partnership, corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that it was not formed for the purpose of investing in the Company.

II.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY

2.1 Representations and Warranties. The Company represents and warrants to the Subscriber as follows:

(a) The Company is a corporation duly organized and validly existing under the laws of the State of Israel, and has all requisite corporate power and authority to (i) carry on its business as now conducted and (ii) accept and deliver this Subscription Agreement and to consummate the transactions contemplated hereby. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity except as disclosed in the SEC Documents (each, a “Subsidiary” and collectively, the “Subsidiaries”). Unless the context requires otherwise, all references herein to the “Company” shall refer to the Company and its Subsidiaries. The Company and the Subsidiaries are duly qualified to transact business in each jurisdiction in which the failure so to qualify would have a material adverse effect (financial or otherwise) on the business, property, prospects, assets or liabilities of the Company and its Subsidiaries taken as a whole (“Material Adverse Effect”).

(b) All corporate action on the part of the Company necessary for the authorization, execution, and delivery of this Subscription Agreement, the Convertible Bond and the Warrant (collectively, the “Transaction Documents”), the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance (or reservation for issuance) and delivery of the Securities, has been taken or will be taken prior to the Closing, and the Transaction Documents constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Transaction Documents may be limited by applicable federal or state laws. There is no legal requirement, or any requirement pursuant to the Company's Memorandum of Association or Articles of Association or any other corporate document or agreement to which the Company is a party or by which it is bound, that this Agreement or the transactions contemplated hereby (including, without limitation, the issuance of the Convertible Bond Shares and the Warrant Shares) shall be brought before or be approved by the Company's general meeting of shareholders.

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(c) The Company is not in violation or default of any provisions of its Memorandum of Association or Articles of Association, or, to its knowledge, of any instrument, judgment, order, writ, decree, mortgage, indenture, lease, license or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal, state, or local statute, rule, or regulation applicable to the Company, including, without limitation, any rule, regulation or instruction of any stock exchange or other public market on which the Company's shares are listed for trading and of any authority governing such stock exchange or public market, except as would not reasonably be expected, singly or in the aggregate, to have a Material Adverse Effect. The negotiation, execution, delivery, and performance of the Transaction Documents and the consummation of the transactions contemplated thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract, or an event which results in the creation of any lien, charge, or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or non-renewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties, except as would not reasonably be expected, singly or in the aggregate, to have a Material Adverse Effect.

(d) Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other govern-mental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) a proper Form D in accordance with Regulation D promulgated under the 1933 Act, and applicable Blue Sky filings and (ii) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not have or result in, individually or in the aggregate, a Material Adverse Effect.

(e) The Convertible Bonds and Warrants, when issued and delivered in accordance with the terms hereof, will be duly and validly issued, fully paid and non-assessable, and, based in part upon the representations of the Subscriber in this Subscription Agreement, will be issued in compliance with all applicable federal and state securities laws. The Convertible Bond Shares issuable upon conversion of the Convertible Bonds have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Convertible Bonds, shall be duly and validly issued, fully paid and non-assessable, and issued in compliance with all applicable securities laws, as presently in effect, of the United States and each of the states whose securities laws govern the issuance of the Ordinary Shares hereunder. The Warrant Shares issuable upon exercise of the Warrants have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Warrants and upon payment of the exercise price as required by the Warrants, shall be duly and validly issued, fully paid and non-assessable, and issued in compliance with all applicable securities laws, as presently in effect, of the United States and each of the states whose securities laws govern the issuance of the Ordinary Shares hereunder.

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(f)  Except as set forth in the Capitalization Table attached hereto as Exhibit D, there are no outstanding shares of share capital, preemptive rights, convertible securities, outstanding warrants, options or other rights to subscribe for any securities of the Company, and there are not any agreements or commitments providing for the issuance of, or the granting of the same. Except as disclosed in Exhibit E, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

(g) Except as set forth in the SEC Documents, there is no action, suit, proceeding, claim or investigation pending or, to the knowledge of the Company, currently threatened against the Company which questions the validity of the Transaction Documents, or the right of the Company to enter into any of them, or to consummate the transactions contemplated thereby, or which might result, either individually or in the aggregate, in any Material Adverse Effect, nor is the Company aware that there is any basis for the foregoing.

(h) The Company has all material franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could have a Material Adverse Effect and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

(i) Except as set forth in the SEC Documents, the Company has sufficient title and ownership of, or has otherwise acquired rights with respect to, all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, inventions, proprietary rights, and processes necessary for its business as now conducted without, to the Company’s knowledge, any conflict with or infringement of the rights of others. The Company is not aware that any of its employees or officers are obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of such employee’s or officer’s commercially reasonable efforts to promote the interests of the Company or that would conflict with the Company’s business as conducted. Neither the carrying on of the Company’s business by the employees of the Company, nor the conduct of the Company’s business, will, to the Company’s knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees or officers are now obligated.

(j) To the Company’s knowledge, the financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Except as set forth in the SEC Documents, since December 31, 2005 (a) there has been no event, occurrence or development that has had or that could reasonably be expected to have or result in a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (c) the Company has not altered its method of accounting or the identity of its auditors and (d) the Company has not declared or made any payment or distribution of cash or other property to its shareholders or officers or directors (other than in compliance with existing Company stock or stock option plans) with respect to its share capital, or purchased, redeemed (or made any agreements to purchase or redeem) any shares of its share capital.

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(k) Except as disclosed in the SEC Documents, the Company is not indebted in excess of $50,000, directly or indirectly, to any of its employees, officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees, officers and directors, nor is the Company contemplating such indebtedness as of the date of this Agreement. Except as otherwise disclosed in the SEC Documents, none of said employees, officers or directors, or any member of their immediate families, is directly or indirectly indebted to the Company or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship or any firm or corporation which competes with the Company, nor is the Company contemplating such indebtedness as of the date of this Agreement, except that employees, officers, directors and/or shareholders of the Company may own stock in publicly traded companies (not in excess of 1% of the outstanding capital stock thereof) which may compete with the Company.

(l) The Company shall use the proceeds received from the Subscriber in good faith and in accordance with purposes set forth in the Company’s Business Plan and budget as shall be approved by the Company's board of directors from time to time.

(m) The Company has no, and shall not allow create without the prior written consent of the Subscriber, indebtedness that is superior to the indebtedness towards the Subscriber pursuant to the Convertible Bonds (“Senior Indebtedness”). For avoidance of doubt, the parties hereto agree and acknowledge that any loan or financing obtained by the Company which is secured primarily by the ordinary shares of On Track Innovations Ltd. (the "OTI Shares") received by the Company pursuant to that certain asset purchase agreement dated November 7, 2006 (the "OTI Transaction") shall not be deemed to be Senior Indebtedness for purposes of this Agreement.

(n) To the best of the Company's knowledge as of the date of this Subscription Agreement, other than any announcement relating to the transactions contemplated herein or previously disclosed or contemplated in the SEC Documents, there are currently no planned announcements to be released within the 30 days following the date hereof, which may reasonably be expected to materially effect the market price of the Company's registered shares.

(o) The Company has not provided the Subscriber with any material insider or material nonpublic information.

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III.	TERMS OF SUBSCRIPTION

3.1 Certificates. The Subscriber hereby authorizes and directs the Company, at the Closing, to deliver the Convertible Bonds and the Warrants to be issued to such Subscriber pursuant to this Subscription Agreement to the Subscriber’s address indicated on the signature page of this Agreement.

3.2 Return of Funds. The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn.

3.3 Registration of Securities. On the Closing Date, the Company and the Subscriber shall enter into a registration rights agreement, substantially in the form attached hereto as Annex I.

3.4 Preemptive Rights.

(a) Except to the extent the right to receive such offer has been waived in writing by the Subscriber, and except for the issuance of (i) shares of the Company issuable upon exercise of options, warrants or convertible securities outstanding on the date hereof (including, without limitation, the Units); (ii) securities issued to employees, consultants or directors of the Company pursuant to any share option plan or share purchases or share bonus arrangement approved by the Board of Directors of the Company; and (iii) securities issued pursuant to share split, recapitalization, reclassification or payment of any dividend or distribution with respect to the Company’s issued and outstanding share capital; if the Company proposes at any time before the fifteen-month anniversary of the Closing Date any issuance of share capital of the Company, whether or not now authorized, and rights, options or warrants to purchase shares, or securities of any type whatsoever that are, or may become, convertible into share capital ("New Securities"), it shall enable the Subscriber to purchase its proportionate share of such New Securities, based on its proportionate share holdings in the share capital of the Company resulting solely from this offering, on an as if converted and exercised basis, prior to the issuance of the New Securities, in accordance with the provisions of subsection (b) below.

(b) In the event the Company undertakes an issuance of New Securities, it shall give the Subscriber written notice thereof, no less than two (2) business days prior to such issuance. Such notice of offer shall state the price and other terms of the proposed allotment, and offer to the Subscriber such number of New Securities, at such price and on such other terms, as is necessary for the Subscriber to retain the proportion of the Company's share capital resulting solely from this offering which it held immediately prior to such issuance (on an as if converted and if exercised basis), and the Subscriber may accept such offer, as to all or any part of the shares so offered to it, by giving the Company written notice of acceptance within fourteen (14) days after being served with such notice of offer (the “Offer Period”). For avoidance of doubt, the Company and the Subscriber agree and acknowledge that the closing of the issuance of New Securities to the proposed purchaser may take place prior to the end of the Offer Period. In the event the Subscriber accepts the offer to participate in accordance with this Section 3.4(b), the closing of the additional issuance to the Subscriber shall take place within seven (7) days after the end of the Offer Period.

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3.5 Subscriber’s Obligation to Close. The Subscriber’s obligation to purchase the Units and to take the other actions required to be taken by the Subscriber at the Closing shall be subject to:

(a) the prior receipt by the Company of funds in the amount of $2,500,000 from __________;

(b) the receipt by the Subscriber of an opinion of Yossi Avraham, Arad & Co., Advocates, Israeli counsel to the Company, in form and substance satisfactory to the Subscriber; and

(c) the receipt by the Subscriber of an opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., U.S. counsel to the Company, in form and substance satisfactory to the Subscriber.

IV.	MISCELLANEOUS

4.1 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Subscription Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally, (b) upon receipt, when sent by email or facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), or (c) one (1) business day after deposit with an overnight courier service, or (d) three (3) business days after sent by registered mail, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

SuperCom Ltd.
1 Ha'Maalit St., P.O.B. 5093
Ha'Sharon Industrial Park
Qadima 60920, Israel
Telephone: +972-9-8890800
Facsimile: +972-9-8890820
Attention: Chief Financial Officer

With copies to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
Chrysler Center
666 Third Avenue
New York, New York 10017
U.S.A.
Telephone: 212-935-3000
Facsimile: 212-983-3115
Attention: Kenneth Koch, Esq.

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Yossi Avraham, Arad & Co., Advocates
3 Daniel Frisch Street
Tel Aviv 64731
Israel
Telephone: 03-608-6888
Facsimile: 03-696-3801
Attention: Joseph Mayer, Adv.

If to the Subscriber:

to its address and facsimile number set forth at the end of this Subscription Agreement, or to such other address and/or facsimile number and/or to the attention of such other person as specified by written notice given to the Company five (5) days prior to the effectiveness of such change.

With copies to:

Lowenstein Sandler PC
65 Livingston Avenue
Roseland, New Jersey 07068
Telephone: 973-597-2500
Facsimile: 973-597-2400
Attention: John D. Hogoboom

Written confirmation of receipt (a) given by the recipient of such notice, consent, waiver or other communication, (b) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (c) provided by an overnight courier service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (a), (b) or (c) above, respectively.

4.2 Entire Agreement; Amendment. This Subscription Agreement supersedes all other prior oral or written agreements between the Subscriber, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Subscription Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Subscription Agreement may be amended or waived other than by an instrument in writing signed by the Company and the holders of at least a majority of the Units then outstanding (or if prior to the Closing, the Subscribers purchasing at least a majority of the Units to be purchased at the Closing). No such amendment shall be effective to the extent that it applies to less than all of the holders of the Units then outstanding.

4.3 Severability. If any provision of this Subscription Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement in that jurisdiction or the validity or enforceability of any provision of this Subscription Agreement in any other jurisdiction.

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4.4 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

4.5 Headings. The headings of this Subscription Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Subscription Agreement.

4.6 Successors and Assigns. This Subscription Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Subscription Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority of the Securities then outstanding, except by merger or consolidation. The Subscriber shall not assign its rights or obligations hereunder without the consent of the Company, which consent shall not be unreasonably withheld. Nothing in the aforementioned shall restrict the Subscriber's right to transfer any of the Securities, in accordance with their terms.

4.7 No Third Party Beneficiaries. This Subscription Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

4.8 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Subscription Agreement and the consummation of the transactions contemplated hereby.

4.9 No Strict Construction. The language used in this Subscription Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

4.10 Legal Representation. The Subscriber acknowledges that: (a) it has read this Subscription Agreement and the exhibits and attachments hereto; (b) it understands that the Company has been represented in the preparation, negotiation, and execution of this Subscription Agreement by Mintz, Levin, Cohn, Ferris, Glovsky and Popeo. P.C. and by Yossi Avraham, Arad & Co., counsel to the Company; (c) it has either been represented in the preparation, negotiation and execution of this Subscription Agreement by legal counsel of its own choice, or has chosen to forego such representation by legal counsel after being advised to seek such legal representation; and (d) it understands the terms and consequences of this Subscription Agreement and is fully aware of its legal and binding effect.

12

4.11 Expenses. The Company and the Holder shall each bear its own respective costs and expenses, including any legal or other fees, in connection with the negotiation and preparation of this Subscription Agreement and related exhibits, annexes and schedules (including, without limitation, the Convertible Bond, the Warrant and the Registration Rights Agreement), except that the Company shall pay the legal fees and expenses of counsel to the Subscriber, up to a maximum of $15,000.

4.12 Counterparts. This Subscription Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

4.13 Currency. The term "dollars" or the symbol "$" appearing in this Subscription Agreement shall mean the legal currency of the United States of America.

[Signature Page Follows]

13

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:	SUPERCOM LTD. By: Name: Title:

14

The Subscriber:	SPECIAL SITUATIONS FUND III QP, L.P. By: Name: David M. Greenhouse Title: General Partner

Aggregate Purchase Price: US$490,000.00
To purchase Units consisting of: (i) Convertible Bonds currently convertible into a total of 576,471 of the Company's Ordinary Shares, and (ii) Warrants to purchase a total of 122,500 Ordinary Shares

Address for Notice:
527 Madison Avenue
Suite 2600
New York, NY 10022

with a copy to:

Lowenstein Sandler PC
65 Livingston Avenue
Roseland, NJ 07068
Attn: John D. Hogoboom, Esq.
Telephone: 973.597.2500
Facsimile: 973.597.2400

SPECIAL SITUATIONS FUND III, L.P. By: Name: David M. Greenhouse Title: General Partner
Aggregate Purchase Price: US$33,000.00
To purchase Units consisting of: (i) Convertible Bonds currently convertible into a total of 38,824 of the Company's Ordinary Shares, and (ii) Warrants to purchase a total of 8,250 Ordinary Shares

Address for Notice:
527 Madison Avenue
Suite 2600
New York, NY 10022

15

with a copy to:

Lowenstein Sandler PC
65 Livingston Avenue
Roseland, NJ 07068
Attn: John D. Hogoboom, Esq.
Telephone: 973.597.2500
Facsimile: 973.597.2400

SPECIAL SITUATIONS CAYMAN FUND, L.P. By: Name: David M. Greenhouse Title: General Partner

Aggregate Purchase Price: US$133,565.64
To purchase Units consisting of: (i) Convertible Bonds currently convertible into a total of 157,136 of the Company's Ordinary Shares, and (ii) Warrants to purchase a total of 33,391 Ordinary Shares

Address for Notice:
527 Madison Avenue
Suite 2600
New York, NY 10022

with a copy to:

Lowenstein Sandler PC
65 Livingston Avenue
Roseland, NJ 07068
Attn: John D. Hogoboom, Esq.
Telephone: 973.597.2500
Facsimile: 973.597.2400

16

ANNEX I

[Registration Rights Agreement]

EXHIBIT A
Form of Convertible Bond

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A REASONABLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS, OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

SUPERCOM LTD.

Convertible Bond

No. _________________	$_____________
Date: November 20, 2006

SuperCom Ltd., a company duly organized and existing under the laws of Israel (the "Company), for value received, hereby promises to pay to _______________, or his permitted transferee (the "Holder"), the principal sum of $________________ (the "Principal Amount"), and to pay interest on the outstanding Principal Amount at the net annual rate of 8%, pursuant to the terms and conditions hereinafter set forth.

1. Payment of Principal Amount. The Company shall pay to the Holder on the outstanding Principal Amount on November 19, 2009 (the "Maturity Date").

2. Interest. The outstanding Principal Amount of this Bond shall bear interest from the date hereof at an annual rate of eight percent (8%) (the "Interest"), computed on the basis of a 365-day year and actual days elapsed. Interest accrued shall be paid semi-annualy, in arrears, on the last day of the applicable calendar quarter, with the first such payment becoming due and payable on March 31, 2007. Notwithstanding the aforementioned, all remaining accrued Interest which is payable on the Maturity Date, shall be paid together with the outstanding Principal Amount at same date.

Any withholding and other taxes payable with respect to the Interest shall be grossed up and be payable by the Company, and the payment of the full rate of the Interest shall be net of any tax. The parties acknowledge that this provision was intended to cover only withholding taxes (and possibly VAT) assessed or implied on interest payments made from Israel. This provision is not intended to cover capital gains, income or other taxes.

3. Manner of Payment. All payments hereunder shall be made by the Company in US dollars. All such payments shall be made by wire transfer, in accordance with details for wire transfer to be provided by the Holder post Closing. The Company shall bear all costs and fees relating to the performance of such payments.

4. Conversion to Shares. At the option of the Holder, this Bond, or any portion of the outstanding Principal Amount which equals $100,000 or any integral multiple thereof, may be converted at any time from the date hereof until the full repayment of the outstanding Principal Amount, into a number of fully paid Ordinary Shares of the Company, of NIS 0.01 nominal value each (the "Convertible Bond Shares"), that is equal to the quotient obtained by dividing such Principal Amount by the Conversion Price, as defined below, in effect at the time of conversion.

The price at which each Convertible Bond Share shall be issued upon conversion (the "Conversion Price") shall be $0.85.

The Conversion Price shall be subject to proportionate adjustment in the event that issuance of bonus shares, stock dividends, stock splits, combinations, reclassifications, or similar capitalization events are affected by the Company after the date hereof and before the conversion, by multiplying the Conversion Price by a fraction, of which the numerator shall be the number of Convertible Bond Shares receivable upon the conversion of this Bond immediately prior to such adjustment, and of which the denominator shall be the number of Convertible Bond Shares so receivable immediately thereafter.
Whenever the Conversion Price shall be adjusted pursuant to the provisions hereof, the Company shall provide written notice to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the method by which such adjustment was calculated, and the new Conversion Price after giving effect to such adjustment (the "Adjustment Certificate"). The Adjustment Certificate shall be signed, and the accuracy of the adjustment of the Conversion Price confirmed, by the Company's Chief Executive Officer and an independent firm of certified public accountants of recognized international standing the Company selects at its own expense.

In order to exercise the conversion right, the Holder shall surrender this Convertible Bond, duly endorsed in blank, at the Company's office, accompanied by a written notice to the Company, in the form attached hereto as Attachment A, of his election to convert this Convertible Bond or, if less than the entire Principal Amount hereof then outstanding is to be converted, the portion thereof to be converted.

As promptly as practicable after surrendering this Convertible Bond as aforesaid, but in any event within five (5) business days, the Company shall issue to the Holder the Convertible Bond Shares issuable upon such conversion, together with payment in lieu of any fraction of a share which shall not be issued. In the case this Convertible Bond is converted in part only, the Company shall also issue to the Holder a new convertible bond, identical in all respects to the surrendered Convertible Bond, except for the Principal Amount thereof which shall be equal to the unconverted portion of the Principal Amount of the surrendered Convertible Bond. The certificate underlying the Convertible Bond Shares or the proof of their issuance (as the case may be), payment and new convertible bond, as the case may be, shall be sent by registered mail to the address of the Holder as designated by him, from time to time, in a written notice to the Company. Subject to the provisions of Section 5 below, in the event that the Convertible Bond Shares shall be registered for trade upon their issuance, unless otherwise requested by the Holder, the Convertible Bond Shares will be issued in the name of the Holder.

The Holder, as such, shall not be entitled to any rights of a shareholder of the Company by virtue of this Convertible Bond, including, without limitation, the right to vote at general meeting or to receive dividends or other distributions.

5. Registration of Convertible Bond Shares. The Company's issued Ordinary Shares are publicly traded on Euronext Brussels Stock Exchange and the OTC Bulletin Board in the United States, and the Company may not register its shares for trading on any other public markets without prior written consent of the Holder, which consent shall not be unreasonably delayed or withheld. The Company's obligations with respect of registration of the Convertible Bond Shares are as set forth in Section 3.3 of the Subscription Agreement.

6. General Protection. The Company will not by amendment of its Articles or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid, or seek to avoid, the observance or performance of any of the terms to be observed or performed hereunder, but will at all times in good faith assist in the carrying out of all provisions hereof and in taking of all such actions and making all such adjustments as may be necessary or appropriate in order to protect the rights of the Holder against any impairment.

7. Information Rights. So long as this Convertible Bond is outstanding:

7.1 The Holder shall be entitled to receive from the Company: (1) audited financial statements within ninety (90) days after the end of each fiscal year, and (2) un-audited, but reviewed, quarterly financial statements within sixty (60) days after the end of each financial quarter; and

7.2 Without derogation from Section 5 above, and to the extent that the information stated hereunder was publicly published prior to the time scheduled hereunder, the Company shall inform the Holder in writing: (1) at least twenty one (21) days prior to the consummation of any secondary offering of the Company’s securities; (2) at least ten (10) days prior to a merger of the Company with or into another entity; (3) at least ten (10) days prior to any transaction involving the sale of all or substantially all of the Company’s shares or assets; (4) within five (5) days after it receives any indication of an intention to suspend or strike the Company’s shares from trade on stock exchange or other public market on which the Company's shares are then listed for trading.

8. Representations and Warranties of the Company. The Company represents and warrants to the Holder as follows:

(a) The Company is a public company, duly organized and validly existing under the laws of the State of Israel, with full power and authority to execute and deliver this Convertible Bond and to consummate the transactions contemplated hereby.

(b) All corporate actions on the part of the Company necessary for the issuance of this Convertible Bond and the Convertible Bond Shares issuable hereunder and the performance of the Company's obligations pursuant hereto have been taken and are effective as of the date hereof. The Company undertakes that all additional corporate actions on the part of the Company as may be required in connection with an adjustment pursuant hereto will be taken as promptly as practicable.

(c) No provisions of the Company's Memorandum of Association or Articles, nor of any agreement to which the Company is a party or by which it is bound, nor of any applicable law, regulation, decree, or judgment of any court or any governmental authority, have been or will be violated by the execution and delivery of this Convertible Bond or by the consummation of the transactions contemplated hereby, other than any violation which shall not have a material adverse effect on the Company or its business.

(d) No authorization, approval or consent of, or filing with, any governmental body, official authority or any other third party, other than as specified herein, is required of the Company in connection with the execution and delivery of this Convertible Bond or the consummation of the transactions contemplated hereby.

(e) All of the Convertible Bond Shares issuable upon the conversion of this Convertible Bond will, upon issuance, be fully paid and free from all liens, charges and third party rights. At all times when this Convertible Bond may be converted, the Company shall have authorized and reserved for issuance sufficient Ordinary Shares, free from pre-emptive rights, to provide for the exercise of the conversion rights represented by this Convertible Bond, so that this Convertible Bond may be exercised without additional authorization of share capital, after giving effect to all other convertible securities.

(f) Except as set forth in the Capitalization Table attached hereto as Attachment B, there are no outstanding shares or share capital, preemptive rights, convertible securities, outstanding warrants, options or other rights to subscribe for any securities of the Company, and there are not any agreements or commitments providing for the issuance of, or the granting of the same (together, “Securities”). If the conversion and the exercise were made on the date hereof, the number of Convertible Bond Shares issuable upon conversion of the Principal Amount would constitute [       ]% of the Company’s issued share capital, assuming the issuance, conversion and exercise of all Securities outstanding on the date hereof.

9. Acceleration. Notwithstanding the above, to the extent permitted by applicable law, the outstanding Principal Amount and all accrued Interest that would have been due up to the Maturity Date will immediately become due and payable in cash, (i) at the Holder’s sole discretion as shall be indicated in a written notice provided by it to the Company, upon the occurrence of any of the events mentioned in subsections 9.3, 9.4, 9.5 9.6 9.7, 9.8, 9.9, 9.10, 9.11 or 9.12 herein prior to the conversion or repayment of the Principal Amount, and (ii) automatically upon the occurrence of any of the events mentioned in subsections 9.1 or 9.2 herein prior to the conversion or full repayment of the Principal Amount, without presentment, protest or notice of any kind, all of which are hereby expressly waived by the Company. The Company shall provide immediate notice to the Holder upon occurrence of any of the events mentioned in subsections 9.1 through 9.12 herein.

9.1 The commencement by the Company or third party of any liquidation proceedings, the adoption of a winding up resolution, the appointment of a receiver or trustee over all, or substantially all, of Company's assets, the filing of a request for freezing proceedings by creditors against the Company or the calling by the Company of a meeting of creditors in order to enter into a scheme of arrangement, if such liquidation proceedings or appointment of a receiver or trustee have not been cancelled, stayed or removed within thirty (30) days.

9.2 The levy of an attachment or the institution of execution proceedings against all or substantially all, of Company's assets, if such attachment or proceedings have not been cancelled, stayed or removed within thirty (30) days.

9.3 Failure by the Company to pay any Principal Amount when and as the same shall become due and payable, whether at its stated maturity, by acceleration or otherwise.

9.4 Failure by the Company to pay any payment of Interest when and as the same shall become due and payable, whether at its stated maturity, by acceleration or otherwise.

9.5 Any other material breach by the Company of any of its material undertakings or obligations herein, provided that the Company was afforded in writing fourteen (14) days to cure such breach (only to the extent such breach is reasonably curable) and failed to cure.

9.6 Upon or after the occurrence of a default with respect to any other outstanding indebtedness of the Company for borrowed money the holder thereof declares all obligations with respect to such indebtedness to be due and payable prior to the stated maturity at regularly scheduled dates of payment with respect to such indebtedness.

9.7 The cessation or suspension for a period of more than forty five (45) consecutive days of trade in the Company’s securities on any stock exchange or other public market in which the Company’s securities were registered for trade.

9.8 The Company shall cease to operate all, or substantially all, of its business for a period of more than ten (10) consecutive business days, other than in consequence of merger, acquisition and the like.

9.9 the consummation of a transaction or a series of transactions, including, without limitation, merger, consolidation or issuance of shares, whereby, or as a result thereof, the Company's shareholders prior thereto hold 50% or less of the voting power of the Company, the surviving entity or the new entity (as the case may be) or no longer have the power or the right to elect or appoint more than fifty (50%) percent of the members of the board of directors of the Company or such entity.

9.10 Other than the sale of certain assets to On Track Innovations Ltd. pursuant to the Asset Purchase Agreement dated November 7, 2006, the sale or disposition by the Company in a single transaction, or a series of related transactions, of assets for consideration that is greater than $1,500,000 (“Qualified Sale”); provided, however, that notwithstanding the first sentence of this Section 9, upon the occurrence of a Qualified Sale, this Bond shall be accelerated only up to two-thirds (2/3) of the consideration received from such Qualified Sale. In case such consideration shall be in any form other than cash, the valuation of such consideration shall be as determined by an appraiser to be appointed upon mutual consent of the Holder and the Company (or, in lack of such consent, by the President of the Institute of Certified Public Accountants in Israel).

9.11 The failure by the Company to meet, according to its audited financial statements, any of the following EBITDA in any of the following fiscal periods:

2007: ($1M)
2008: $1M
2009 (1st half): $1M

9.12  A tender offer or other broad solicitation by the Company or a third party to purchase 100% of the Company’s publicly held Ordinary Shares, or to otherwise obtain a controlling interest in the Company.

9.13 The occurrence of an Event as such term is used in Section 2(a) of the Registration Rights Agreement, dated as of the date hereof, by and between the Holder and the Company (the “Rights Agreement”); provided, however, that notwithstanding the first sentence of this Section 9, this Bond shall be accelerated in accordance with Section 2(a) of the Rights Agreement.

10. Negative Covenant. So long as the Holder is the holder of convertible bonds of the Company in the aggregate principal amount of $1,250,000 or more, the Company shall not create a floating charge, a fixed charge or any other charges on its assets without the prior written consent of the Subscriber. Notwithstanding the abovementioned, the Holder hereby agrees that a charge on the OTI Shares received by the Company pursuant to the OTI Transaction as the primary security for a loan or financing obtained by the Company as part of the OTI Transaction, shall not constitute a breach of the provisions of this Section 10, provided, that, upon 7 days after the registration of the OTI Shares and as long as the Holder is the holder of convertible bonds of the Company in the aggregate principal amount of $1,250,000 or more, OTI shares of market value $3,000,000 shall be free of any charge or encumbrance.

11. Optional Redemption.

(a) Beginning on February 10, 2008 and ending on February 16, 2008, which is the 15-month anniversary of the Closing Date (the “Redemption Period”), the Company may call and redeem 100% of this Bond at a price equal to (i) the Principal Amount plus (ii) a redemption premium equal to fifteen percent (15%) of the Principal Amount plus (iii) any accrued but unpaid interest on the Principal Amount, calculated through the date of the redemption in accordance with Section 2 above (“Redemption Price”), upon notice to the Holder at any time (the “Redemption Notice”).

(b) Within seven (7) days after the Redemption Notice shall have been given by the Company pursuant to Section 11(a) above, the Holder may convert up to 50% of the remaining principal amount of this Bond pursuant to the terms hereof. After the Redemption Period, the Holder shall have no further rights under this Bond, except to receive, upon surrender of this Bond, the Redemption Price and any Convertible Bond Shares due upon conversion of up to 50% of the remaining principal amount of this Bond.

12. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be telecopied (faxed) or mailed by registered mail, postage prepaid, or delivered by hand Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Convertible Bond must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), (c) one (1) business day after deposit with an overnight courier service, or (d) five (5) business days after sent by registered mail, in each case properly addressed to the party to receive the same.

If to the Company:

SuperCom Ltd.
1 Ha'Maalit St., P.O.B. 5093
Ha'Sharon Industrial Park
Qadima 60920, Israel
Telephone: +972-9-8890800
Facsimile: +972-9-8890820
Attention: Chief Financial Officer

With copies to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
Chrysler Center
666 Third Avenue
New York, New York 10017
U.S.A.
Telephone: 212-935-3000
Facsimile: 212-983-3115
Attention: Kenneth Koch, Esq.

Yossi Avraham, Arad & Co., Advocates
3 Daniel Frisch Street
Tel Aviv 64731
Israel
Telephone: 03-608-6888
Facsimile: 03-696-3801
Attention: Joseph Mayer, Adv.

If to the Subscriber:

to its address and facsimile number set forth at the end of this Subscription Agreement, or to such other address and/or facsimile number and/or to the attention of such other person as specified by written notice given to the Company five (5) days prior to the effectiveness of such change.

With copies to:

Lowenstein Sandler PC
65 Livingston Avenue
Roseland, New Jersey 07068
Telephone: 973-597-2500
Facsimile: 973-597-2400
Attention: John D. Hogoboom

Written confirmation of receipt (a) given by the recipient of such notice, consent, waiver or other communication, (b) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (c) provided by an overnight courier service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (a), (b) or (c) above, respectively.

13. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Convertible Bond and all actions arising out of or in connection herewith shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Convertible Bond and all actions arising out of or in connection herewith. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Convertible Bond. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS CONVERTIBLE BOND AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

14. Partial Invalidity. If any provision of this Convertible Bond is held by a court of competent jurisdiction to be invalid or unenforceable under applicable law, then such provision shall be excluded from this Convertible Bond and the remainder of this Convertible Bond shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms; provided, however, that in such event this Convertible Bond shall be interpreted so as to give effect, to the greatest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision as determined by such court of competent jurisdiction.

15. Currency. The term "dollars" or the symbol "$" appearing in this Convertible Bond shall mean the legal currency of the United States of America.

16. Transferability. The Holder shall be entitled to freely transfer this Convertible Bond, in its entirety, without requiring the consent of the Company, provided that (i) any transfer by the Holder hereunder shall be subject to, and comply with, the restrictions on transfers set forth in the legend appearing at the top of this Convertible Bond, and (ii) a copy of duly signed instrument of transfer, in the form attached hereto as Attachment C, shall be promptly delivered to the Company. No partial transfer or assignment by the Holder may be affected without the prior written consent of the Company, which shall not be unreasonably withheld.

17. Third Party Rights. This Convertible Bond confers no right on any person other than the Holder or the transferee thereof to enforce any of the rights conferred hereby or any other term of this Convertible Bond.

18. Entire Agreement. This Convertible Bond, including all attachments hereto and documents incorporated herein, constitutes the entire agreement between the Company and the Holder pertaining to the transactions contemplated hereby and embodies all terms binding upon such parties in respect thereof and supersedes all prior agreements, understandings and negotiations whether written or oral. The Company shall not be liable or bound in any manner by prior or contemporaneous, express or implied, representation, warranty, statement, promise, covenant or agreement pertaining to said transactions made by, or on behalf of, the Company unless same is expressly and specifically set forth or referred to herein.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of the date first above appearing.

SuperCom Ltd.

By: ______________
Title: ____________

ATTACHMENT A
Form of Conversion Notice

SuperCom Ltd.
____________

Gentlemen,

CONVERSION NOTICE

Reference is made to the Convertible Bond, issued on November ____, 2006, by you (the "Company"), and surrendered herewith (the "Bond"). In accordance with the terms of the Bond, the undersigned hereby elects to exercise the rights to convert [the entire] [$_________ out of the] outstanding principal amount of the Bond to Ordinary Shares of the Company.
By executing and delivering this notice, the undersigned acknowledges that it is aware that the underlying Ordinary Shares for which the Bond may be converted (the “Bond Shares”) have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws. The undersigned understands that reliance by the Company on exemptions under the Securities Act is predicated in part upon the truth and accuracy of the statements made by the undersigned in this notice.

The undersigned represents and warrants that (1) it has been furnished with all information which it deems necessary to evaluate the merits and risks of the purchase of the Bond Shares, (2) it has had the opportunity to ask questions concerning the Bond Shares and the Company and all questions posed have been answered to its satisfaction, (3) it has been given the opportunity to obtain any additional information it deems necessary to verify the accuracy of any information obtained concerning the Bond Shares and the Company and (4) it has such knowledge and experience in financial and business matters that it is able to evaluate the merits and risks of purchasing the Bond Shares and to make an informed investment decision relating thereto.

The undersigned hereby represents and warrants that it is purchasing the Bond Shares for its own account for investment and not with a view to the sale or distribution of all or any part of the Bond Shares.

The undersigned understands that because the Bond Shares have not been registered under the Securities Act, it must continue to bear the economic risk of the investment for an indefinite period of time and the Bond Shares cannot be sold unless it is subsequently registered under applicable federal and state securities laws or an exemption from such registration is available.

The undersigned agrees that it will in no event sell or distribute or otherwise dispose of all or any part of the Bond Shares unless (1) there is an effective registration statement under the Securities Act and applicable state securities laws covering any such transaction involving the Bond Shares, or (2) the Company receives an opinion satisfactory in all material respects to the Company of the undersigned’s legal counsel stating that such transaction is exempt from registration. The undersigned consents to the placing of a legend on its certificate for the Bond Shares stating that the Bond Shares have not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Bond Shares until the Bond Shares may be legally resold or distributed without restriction.

Name of Holder: ___________________
Signature of Holder: ________________
Date: ___________

ATTACHMENT B
Capitalization Table

ATTACHMENT C
Form of Instrument of Transfer

FOR VALUE RECEIVED the undersigned sell(s), assign(s) and transfer(s) to:

(Please print or type name and address (including postal code) of transferee)

the enclosed Convertible Bond (the "Bond") and all rights under the Bond, irrevocably authorizing SuperCom Ltd. (the "Company") to record the transfer of the Bond in the register maintained by the Company.

By signing this form of transfer, the transferee represents and warrants to the Company that the transferee is not a U.S. Person, as that term is defined in Regulation S under the United States Securities Act of 1933, as amended and that it has read and is aware of the legend appearing at the top of the Bond.

Signature of transferor: __________________
Date: _____________

Signature of transferee: __________________
Date: _____________

NOTE:
This form of transfer must be accompanied by such documents, evidence and information as may be required by the Company.

EXHIBIT B
Form of Warrant

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A REASONABLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS, OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

SUPERCOM LTD. (the "Company")

Date: November 20, 2006
VOID AFTER November 19, 2011

WARRANT

THIS CERTIFIES THAT, ________________ or any of its transferees (the "Holder") is entitled to purchase shares of the Company of such class, at such price, in such number and subject to such provisions and upon such terms and conditions as set forth in this Warrant.

1. Number and Class of Warrant Shares; Exercise Price.

(a) Number and class of Warrant Shares. The Holder shall be entitled to purchase up to _____________ Ordinary Shares of the Company, of NIS 0.01 each (the "Warrant Shares") at any time and from time to time from and after the date hereof and through and including November 19, 2011.

(b) Exercise Price. The price at which each Warrant Share shall be issued upon exercise of this Warrant (the "Exercise Price") shall be $ 0.85.

2. Adjustments to the shares.

(a) Stock Dividends, Splits, Etc. If the Company (i) distributes bonus shares on its Ordinary Shares, (ii) subdivides the outstanding Ordinary Shares into a greater amount of Ordinary Shares or (iii) combines or consolidates its outstanding Ordinary Shares into a smaller number of Ordinary Shares, then upon each exercise of this Warrant, for each Warrant Share acquired, the Holder shall be entitled to, without additional cost to the Holder, the total number and kind of securities to which the Holder would have been entitled had the Holder owned the Warrant Shares of record as of the date on which the dividend, subdivision or combination occurred.

(b) Reclassification, Exchange or Substitution. In the event of any capital reorganization of the Company, any reclassification of the shares of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), any consolidation or merger of the Company with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Ordinary Shares) or any sale of all or substantially all of the property, assets or business of the Company, this Warrant shall after such reorganization, reclassification, consolidation, or merger be exercisable for the kind and number of shares or other securities or money or property of the Company or of the successor corporation resulting from such consolidation or surviving such merger, if any, to which the holder of the number of Ordinary Shares deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon exercise of this Warrant would have been entitled upon such reorganization, reclassification, consolidation or merger. The provisions of this Section 2(b) shall similarly apply to successive reorganizations, reclassifications, consolidations or mergers. The Company shall not effect any such reorganization, reclassification, consolidation or merger unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such reorganization, reclassification, consolidation or merger, shall assume, by written instrument, the obligation to deliver to the Holder such shares, securities or assets, which, in accordance with the foregoing provisions, such Holder shall be entitled to receive upon such conversion.

(c) Price Adjustment. Whenever the number of the Warrant Shares purchasable upon the exercise of this Warrant is adjusted as herein provided, the Exercise Price per Warrant Share payable upon exercise of this Warrant shall be appropriately adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

(d) Notice of Adjustments. Whenever the Exercise Price shall be adjusted pursuant hereto, the Company shall provide written notice to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the method by which such adjustment was calculated, and the new Exercise Price after giving effect to such adjustment (the "Adjustment Certificate"). The Adjustment Certificate shall be signed, and the accuracy of the adjustment of the Conversion Price confirmed, by the Company's Chief Executive Officer and an independent firm of certified public accountants of recognized international standing the Company selects at its own expense.

3. Method of Exercise; Payment.

(a) Exercise. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the Notice of Exercise form attached hereto as Attachment A duly executed) at the offices of the Company, and by the payment to the Company, by cash, bank check or other method acceptable to the Company, of an amount equal to the applicable Exercise Price multiplied by the number of the Warrant Shares being purchased.

(b) Share Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Shares so purchased shall be delivered to the Holder promptly but in any event within 5 business days after the surrender of Warrant as aforesaid and, if applicable, payment and a new Warrant representing the balance of the Warrant Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time. Subject to the provisions of Section 7 below, in the event that the Warrant Shares shall be registered for trade upon their issuance, unless otherwise requested by the Holder, the Warrant Shares will be issued in the name of the Holder.

4. Share Fully Paid; Reservation of Shares. All of the Warrant Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and free from all liens and charges. At all times when this Warrant may be exercised, the Company shall have authorized and reserved for issuance sufficient shares, free from pre-emptive rights, of its Warrant Shares to provide for the exercise of the rights represented by this Warrant, so that this Warrant may be exercised without additional authorization of share capital, after giving effect to all other convertible securities.

5. General Protection. The Company will not by amendment of its Articles or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of its securities or any other voluntary action, avoid, or seek to avoid, the observance or performance of any of the terms to be observed or performed hereunder, but will at all times in good faith assist in the carrying out of all provisions hereof and in taking of all such actions and making all such adjustments as may be necessary or appropriate in order to protect the rights of the Holder against any impairment.

6. Partial Exercise; Fractional Shares.

(a) This Warrant may be partially exercised, provided that the amount payable upon each such exercise is not less than $50,000.

(b) This Warrant may not be exercised for fractional shares. In the event of fractional shares, the Company shall round the number of Warrant Shares issuable upon such exercise down to the nearest whole share and shall pay an amount in cash to the Holder equal to any such fractional share.

7. Representations and Warranties of the Company. The Company represents and warrants to the Holder as follows:

(a) The Company is a public company, duly organized and validly existing under the laws of the State of Israel, with full power and authority to execute and deliver this Warrant and to consummate the transactions contemplated hereby.

(b) All corporate actions on the part of the Company necessary for the issuance of the Warrant and the Warrant Shares issuable hereunder and the performance of the Company's obligations pursuant hereto have been taken and are effective as of the date hereof. The Company undertakes that all additional corporate actions on the part of the Company as may be required in connection with an adjustment pursuant hereto will be taken as promptly as practicable.

(c) No provisions of the Company's Memorandum of Association or Articles, nor of any agreement to which the Company is a party or by which it is bound, nor of any applicable laws, regulation, decree, or judgment of any court or any govenmental authorithy, have been or will be violated by the execution and delivery of this Warrant or by the consummation of the transactions contemplated hereby other than any violation which shall not have an adverse effect on the Company and its business.

(d) No authorization, approval or consent of, or filing with, any governmental body, official authority or any other third party, other than as specified herein, is required of the Company in connection with the execution and delivery of this Warrant or the consummation of the transactions contemplated hereby.

(e) All of the Warrant Shares issuable upon the exercise of this Warrant will, upon issuance, be fully paid and free from all liens, charges and third party rights. At all times when this Warrant may be exercised, the Company shall have authorized and reserved for issuance sufficient Ordinary Shares, free from pre-emptive rights, to provide for the exercise of the rights represented by this Warrant, so that this Warrant may be exercised without additional authorization of share capital, after giving effect to all other convertible securities.

(f) Except as set forth in the Capitalization Table attached hereto as Attachment B, there are no outstanding shares of share capital, preemptive rights, convertible securities, outstanding warrants, options or other rights to subscribe for any securities of the Company, and there are not any agreements or commitments providing for the issuance of, or the granting of the same.

8. Registration of Warrant Shares. The holder of the Warrant Shares shall have registration rights with respect to such shares as set forth in Section 3.3 of the Subscription Agreement between the Company and subscribers, dated November 20, 2006.

9. Information Rights. So long as this Warrant is outstanding, the Holder shall be entitled to receive from the Company such documents and information as shall be provided to the shareholders of the Company, in accordance with their rights pursuant to any agreement, undertaking or applicable law.

10. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be telecopied (faxed) or mailed by registered mail, postage prepaid, or delivered by hand. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), (c) one (1) business day after deposit with an overnight courier service, or (d) five (5) business days after sent by registered mail, in each case properly addressed to the party to receive the same.

If to the Company:

SuperCom Ltd.
1 Ha'Maalit St., P.O.B. 5093
Ha'Sharon Industrial Park
Qadima 60920, Israel
Telephone: +972-9-8890800
Facsimile: +972-9-8890820
Attention: Chief Financial Officer

With copies to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
Chrysler Center
666 Third Avenue
New York, New York 10017
U.S.A.
Telephone: 212-935-3000
Facsimile: 212-983-3115
Attention: Kenneth Koch, Esq.

Yossi Avraham, Arad & Co., Advocates
3 Daniel Frisch Street
Tel Aviv 64731
Israel
Telephone: 03-608-6888
Facsimile: 03-696-3801
Attention: Joseph Mayer, Adv.

If to the Subscriber:

to its address and facsimile number set forth at the end of this Subscription Agreement, or to such other address and/or facsimile number and/or to the attention of such other person as specified by written notice given to the Company five (5) days prior to the effectiveness of such change.

With copies to:

Lowenstein Sandler PC
65 Livingston Avenue
Roseland, New Jersey 07068
Telephone: 973-597-2500
Facsimile: 973-597-2400
Attention: John D. Hogoboom

Written confirmation of receipt (a) given by the recipient of such notice, consent, waiver or other communication, (b) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (c) provided by an overnight courier service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (a), (b) or (c) above, respectively.

11. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Warrant and all actions arising out of or in connection herewith shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and all actions arising out of or in connection herewith. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

12. Partial Invalidity. If any provision of this Warrant is held by a court of competent jurisdiction to be invalid or unenforceable under applicable law, then such provision shall be excluded from this Warrant and the remainder of this Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms; provided, however, that in such event this Warrant shall be interpreted so as to give effect, to the greatest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision as determined by such court of competent jurisdiction.

13. Currency. The term "dollars" or the symbol "$" appearing in this Warrant shall mean the legal currency of the United States of America.

14. Unregistered Securities. The Holder acknowledges that this Warrant and the Warrant Shares have not been registered under the Act and agrees not to sell, offer for sale, pledge or hypothecate this Warrant or any Warrant Shares in the absence of (i) an effective registration statement under the Act covering this Warrant or such Warrant Shares and registration or qualification of this Warrant or such Warrant Shares under any applicable “blue sky” or state securities law then in effect, or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. The Company may delay issuance of the Warrant Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or “blue sky” laws).

15. Transferability. The Holder shall be entitled to freely transfer this Warrant, in its entirety, without requiring the consent of the Company, provided that (i) any transfer by a Holder hereunder shall be subject to, and comply with, the restrictions on transfers set forth in the legend appearing at the top of this Warrant, and (ii) a copy of duly signed instrument of transfer, in the form attached hereto as Attachment C, shall be promptly delivered to the Company. No partial transfer or assignment by the Holder may be affected without the prior written consent of the Company, which shall not be unreasonably withheld.

16. Third Party Rights. This Warrant confers no right on any person other than the Holder to enforce any of the rights conferred hereby or any other term of this Warrant.

17. Entire Agreement. This Warrant, including all exhibits hereto and documents incorporated herein, constitutes the entire agreement between the Company and the Holder pertaining to the transactions contemplated hereby and embodies all terms binding upon such parties in respect thereof and supersedes all prior agreements, understandings and negotiations whether written or oral. The Company shall not be liable or bound in any manner by prior or contemporaneous, express or implied, representation, warranty, statement, promise, covenant or agreement pertaining to said transactions made by, or on behalf of, the Company unless same is expressly and specifically set forth or referred to herein.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of the date first above appearing.

SuperCom Ltd.

By: _____________
Title: ___________

ATTACHMENT A
Form of Exercise Notice

SuperCom Ltd.
Gentlemen,

EXERCISE NOTICE

Reference is made to the Warrant, issued on November 20, 2006, by you (the "Company"), and surrendered herewith (the "Warrant"). In accordance with the terms of the Warrant, the undersigned hereby elects to exercise the rights to purchase [insert number of Warrant Shares] Ordinary Shares of the Company for [insert total amount of purchase price].

By executing and delivering this notice, the undersigned acknowledges that it is aware that the underlying Ordinary Shares for which the Warrant may be exercised (the “Warrant Shares”) have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws. The undersigned understands that reliance by the Company on exemptions under the Securities Act is predicated in part upon the truth and accuracy of the statements made by the undersigned in this notice.

The undersigned represents and warrants that (1) it has been furnished with all information which it deems necessary to evaluate the merits and risks of the purchase of the Warrant Shares, (2) it has had the opportunity to ask questions concerning the Warrant Shares and the Company and all questions posed have been answered to its satisfaction, (3) it has been given the opportunity to obtain any additional information it deems necessary to verify the accuracy of any information obtained concerning the Warrant Shares and the Company and (4) it has such knowledge and experience in financial and business matters that it is able to evaluate the merits and risks of purchasing the Warrant Shares and to make an informed investment decision relating thereto.

The undersigned hereby represents and warrants that it is purchasing the Warrant Shares for its own account for investment and not with a view to the sale or distribution of all or any part of the Warrant Shares.

The undersigned understands that because the Warrant Shares have not been registered under the Securities Act, it must continue to bear the economic risk of the investment for an indefinite period of time and the Warrant Shares cannot be sold unless it is subsequently registered under applicable federal and state securities laws or an exemption from such registration is available.

The undersigned agrees that it will in no event sell or distribute or otherwise dispose of all or any part of the Warrant Shares unless (1) there is an effective registration statement under the Securities Act and applicable state securities laws covering any such transaction involving the Warrant Shares, or (2) the Company receives an opinion satisfactory in all material respects to the Company of the undersigned’s legal counsel stating that such transaction is exempt from registration. The undersigned consents to the placing of a legend on its certificate for the Warrant Shares stating that the Warrant Shares have not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Warrant Shares until the Warrant Shares may be legally resold or distributed without restriction.

Name of Holder: ___________________
Signature of Holder: ________________
Date: _________

ATTACHMENT B
Capitalization

ATTACHMENT C

Form of Instrument of Transfer

FOR VALUE RECEIVED the undersigned sell(s), assign(s) and transfer(s) to:

(Please print or type name and address (including postal code) of transferee)

the enclosed Warrant and all rights under the enclosed Warrant, irrevocably authorizing SuperCom Ltd. (the "Company") to record the transfer of the enclosed Warrant in the register maintained by the Company
By signing this form of transfer, the transferee represents and warrants to the Company that the transferee is not a U.S. Person, as that term is defined in Regulation S under the United States Securities Act of 1933, as amended and that it has read and is aware of the legend appearing at the top of the enclosed Warrant.

Signature of transferor: __________________
Date: _____________

Signature of transferee: __________________
Date: _____________

NOTE:
This form of transfer must be accompanied by such documents, evidence and information as may be required by the Company.

Exhibit C

SEC Documents

Exhibit D

Capitalization